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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       1-15345                 25-1391475
------------------------------    ------------------------   -------------------
(State or other juristidiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                                2441 Viscount Row
                             Orlando, Florida 32809
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4. Matters Related to Accountants and Financial Statements.

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 18, 2006, the Board of Directors of Galaxy Nutritional Foods, Inc. (the "Company") approved the dismissal of its independent auditor, BDO Seidman, LLP ("BDO Seidman"), the principal accountant previously engaged to audit the registrant's financial statements for the fiscal years ended March 31, 2006 and 2005. BDO Seidman's report on the financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

In connection with the audits for the fiscal years ended March 31, 2006 and 2005 and through July 18, 2006, there have been no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman would have caused them to make reference thereto in their report on the financial statements for such periods.

As previously reported and as discussed under Item 9A of the Company's Annual Report on Form 10-K for the year ended March 31, 2006, management identified the following material weakness in the Company's internal control over financial reporting: The CEO and CFO considered the restatement of its financial statements in October 2005 for the periods from March 31, 2001 through June 30, 2005 and concluded that such restatements were the result of a material weakness relating to the accounting and disclosure for complex and non-standard stockholders' equity transactions. To address the Company's material weakness related to the accounting and disclosure for complex and non-standard stockholders' equity transactions, the Company enhanced its internal control processes in order to be able to comprehensively review the accounting and disclosure implications of such transactions on a timely basis. As part of the enhancement, the Company subscribed to additional outside research materials and will consult with additional outside consultants to confirm its understanding of complex transactions, as necessary.

Except for the material weakness described above, there are no reportable events under Item 304(a)(1)(v) of SEC Regulation S-K that occurred during the fiscal years ended March 31, 2006 and 2006 and through July 18, 2006. An authorized officer of the Company has discussed the material weakness described above with BDO Seidman, and the Company has authorized BDO Seidman to respond fully to the inquiries of Cross, Fernandez & Riley, LLP ("CFR") concerning the subject matter of the material weakness described above.

On July 18, 2006, the Board of Directors appointed CFR, an independent member of the BDO Seidman Alliance network of firms, as the new independent accountant to audit the registrant's financial statements. Certain employees of CFR had previously been contracted by BDO Seidman to perform audit work on the Company for the fiscal years ended March 31, 2006 and 2005. Approximately 55% and 75% of the total hours spent by the auditors in carrying out the audit of the Company's financial statements for the fiscal years ended March 31, 2006 and 2005, respectively, were spent by CFR. All audit work conducted by CFR was reviewed by BDO Seidman. Other than communications in connection with the audit work performed by CFR for these periods and prior to July 18, 2006, there were no discussions between the Company and CFR regarding the application of accounting principles to specific completed or contemplated transactions, or the type of audit opinion that might be rendered on the Company's financial statements.
Furthermore, other than communications in connection with the audit work performed by CFR, no written or oral advice was provided by CFR that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Other than in connection with the audit work for the fiscal years ended March 31, 2006 and 2005 and the material weakness described above, the Company has not consulted with CFR regarding any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph
(a)(1)(v) of Item 304 of Regulation S-K).


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The Company has  provided BDO Seidman and CFR with a copy of this report and has requested that each of BDO Seidman and CFR provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received a copy of the requested letters and has filed them as Exhibits 16.1 and 16.2 in this Form 8-K.

Section 5. Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2006, Joanne R. Bethlahmy resigned her position as a director of Galaxy Nutritional Foods, Inc. (the "Company"). There have been no disagreements between Ms. Bethlahmy and Company management or other members of the Board of Directors.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from BDO Seidman, LLP to the SEC dated July 24, 2006 (filed herewith).

16.2 Letter from Cross, Fernandez & Riley, LLP to the SEC dated July 24, 2006 (filed herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2006                    Galaxy Nutritional Foods, Inc.


                                        By: /s/ Salvatore J. Furnari
                                            ------------------------------------
                                            Salvatore J. Furnari
                                            Chief Financial Officer


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